                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                            11% SENIOR NOTES DUE 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 1997 UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (THE "EXPIRATION DATE"). TENDERS OF SERIES A NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

                        SPANISH BROADCASTING SYSTEM, INC.

                     $ 75,000,000 11% SENIOR NOTES DUE 2004

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

         If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent, by registered or certified mail, overnight carrier or hand delivery at the following address, no later than the Expiration Date:

                IBJ SCHRODER BANK & TRUST COMPANY, EXCHANGE AGENT

      By Overnight Courier:                             By Mail:                                   By Hand:
                                          (insured or registered recommended)
IBJ Schroder Bank & Trust Company          IBJ Schroder Bank & Trust Company          IBJ Schroder Bank & Trust Company
        One State Street                              P.O. Box 84                              One State Street
       New York, NY 10004                        Bowling Green Station                        New York, NY 10004
Attn: Securities Processing Window,             New York, NY 10274-0084              Attn: Securities Processing Window,
      Subcellar One (SC-1)             Attn: Reorganization Operations Department            Subcellar One (SC-1)

                                    FACSIMILE
                                 (212) 858-2611
                                    TELEPHONE
                                 (212) 858-2103

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         By execution hereof, the undersigned acknowledges receipt of the prospectus dated _________, 1997 (the "Prospectus") of Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange its 11% Senior Notes due 2004, Series B (the "Series B Notes"), for an equal principal amount of its outstanding 11% Senior Notes due 2004, Series A (the "Series A Notes"), of which an aggregate of $75,000,000 in principal is outstanding as of the date hereof. The Series A Notes and the Series B Notes are sometimes referred to herein collectively as the "Notes." The Series B Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act").

         This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Series A Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Series A Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depository") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in the Depository and whose name appears on a security position listing as the owner of Series A Notes; or (iii) tender of Series A Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO THE DEPOSITORY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The term "Holder" with respect to the Exchange Offer means any person:
(i) in whose name Series A Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power, as applicable, from the registered Holder; or (ii) whose Series A Notes are held of record by the Depository who desires to deliver such Series A Notes by book-entry transfer at the Depository.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series A Notes must complete this letter in its entirety.

         All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Prospectus.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR SERIES A NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

Ladies and Gentlemen:

         Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Series A Notes indicated below. Subject to and effective upon the acceptance for exchange of the Series A Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Series A Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Series A Notes and the Series B Notes) with respect to the tendered Series A Notes with full power of substitution to (i) deliver certificates for such Series A Notes to the Company, or transfer ownership of such Series A Notes on the account books maintained by The Depository Trust Company ("DTC") together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Series A Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Series A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the Series B Notes issued in exchange for the Series A Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any holder thereof (other than (i) a broker - dealer who purchased such Series A Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that the holder is acquiring the Series B Notes in its ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the Series B Notes.

         The undersigned represents that (i) the Series B Notes acquired pursuant to the Exchange Offer are being acquired by the undersigned and any beneficial owner thereof in the ordinary course of business of the undersigned and any such beneficial owner, (ii) neither the undersigned nor any such beneficial owner has any arrangement or understanding with any person to participate in the distribution of such Series B Notes and (iii) except as indicated below, neither the undersigned nor any such beneficial owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company. If the undersigned or any beneficial owner for whom the undersigned is tendering securities is an affiliate of the Company, then such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned or any beneficial owner for whom the undersigned is tendering securities is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and by delivering a prospectus, the undersigned or such beneficial owner will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Series A Notes tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series A Notes when the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Series A Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series A Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Series A Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Series A Notes tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and any certificates for Series A Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Series A Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Series A Notes so tendered.

                     DESCRIPTION OF SERIES A NOTES TENDERED

                                                            Certificate              Aggregate
                                                            Number(s)* (Attach       Principal Amount
Name(s) and Address(es) of Holder(s)                        signed list if           Tendered (if less
(Please fill in if blank)                                   necessary)               than all)**
------------------------------------------------------------------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

------------------------------------------------------------------------------------------------------

TOTAL PRINCIPAL AMOUNT OF SERIES A NOTES TENDERED

*        Need not be completed by Holders tendering book-entry transfer.

** Need not be completed by Holders who wish to tender with respect to all Series A Notes listed. See Instruction 2.

                               BENEFICIAL OWNER(S)

STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL    PRINCIPAL AMOUNT TENDERED SERIES A NOTES
       OWNER OF TENDERED SERIES A NOTES              HELD FOR ACCOUNT OF BENEFICIAL OWNER
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

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

                           USE OF BOOK ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:______________________________
      DTC Book-Entry Account No.:_________________________________
      Transaction Code No.:_______________________________________



                           USE OF GUARANTEED DELIVERY

If Holders desire to tender Series A Notes pursuant to the Exchange Offer and
(i) certificates representing such Series A Notes are not immediately available,
(ii) time will not permit this Letter of Transmittal, certificates representing such Series A Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior the Expiration Date, such Holders may effect a tender of such Series A Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO THE NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Holder(s) of Series A Notes:_______________
      _________________________________________________________________
      Window Ticket No. (if any):______________________________________

      Date of Execution of
      Notice of Guaranteed Delivery:___________________________________
      Name of Eligible Institution that Guaranteed Delivery:
      _________________________________________________________________

      If Delivered by Book-Entry Transfer:
      Name of Tendering Institution:___________________________________

      DTC Book-Entry Account No.:______________________________________

      Transaction Code No.:


                       BROKER-DEALER COPIES OF PROSPECTUS

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:_____________________________________________________

      Address:___________________________________________________



                              FOR USE BY AFFILIATES

[ ] CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU ARE TENDERING SECURITIES IS AN AFFILIATE OF THE COMPANY.

                                PLEASE SIGN HERE

     (TO BE COMPLETED BY ALL TENDERING HOLDERS OF SERIES A NOTES REGARDLESS
       OF WHETHER SERIES A NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

      This Letter of Transmittal must be signed by the Holder(s) of Series A Notes exactly as their name(s) appear(s) on certificate(s) for Series A Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Series A Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

      If the signature appearing below is not of the registered Holder(s) of the Series A Notes, then the registered Holder(s) must sign a valid proxy.

X_________________________________________________   Date:_____________________

X_________________________________________________   Date:_____________________
 Signature(s) of Holder(s) or Authorized Signatory


Name(s):_______________________________________      Address:______________________________________

        _______________________________________              ______________________________________
                            (Please Print)                  (Including Zip Code)

Capacity:______________________________________     Area Code and Telephone No.:___________________

Social Security No.:___________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)


________________________________________________________________________________
(Address (including zip code) and Telephone Number including area code) of Firm)


________________________________________________________________________________
                             (Authorized Signature)


________________________________________________________________________________
                                 (Printed Name)


________________________________________________________________________________
                                     (Title)


Date:_________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Series A Notes in a principal amount not tendered are to be issued in the name of, or the Series B Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Series A Notes Tendered" within this Letter of Transmittal, or if Series A Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.


Name:______________________________________________________________________
                                 (Please Print)


Address:___________________________________________________________________
                                 (Please Print)


___________________________________________________________________________
                                                                   Zip Code


___________________________________________________________________________
                Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)






                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Series A Notes in a principal amount not tendered or not accepted for purchase or the Series B Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Series A Notes Tendered" within this Letter of Transmittal.





Name:____________________________________________________________________
                                 (Please Print)

Address:_________________________________________________________________
                                 (Please Print)


_________________________________________________________________________
                                                                 Zip Code


_________________________________________________________________________
                Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

                   PAYER'S NAME:______________________________


SUBSTITUTE                            PART 1--PLEASE PROVIDE YOUR TIN IN THE
                                      BOX AT RIGHT AND CERTIFY BY SIGNING                    ______________________
FORM W-9                              AND DATING BELOW                                       Social Security Number

                                                                                             OR_______________________
DEPARTMENT OF THE TREASURY                                                                     Employer Identification
INTERNAL REVENUE SERVICE                                                                                 Number


PAYER'S REQUEST FOR TAXPAYER          PART 2--Certification--Under Penalties of Perjury, I   PART 3-
IDENTIFICATION NUMBER (TIN)           certify that:                                          Awaiting TIN  [ ]

                                      (1) The number shown on this form is my correct
                                      Taxpayer Identification Number (or I am waiting for a
                                      number to be issued to me) and

                                      (2) I am not subject to backup withholding either
                                      because I have not been notified by the Internal
                                      Revenue Services ("IRS") that I am subject to backup
                                      withholding as a result of failure to report all
                                      interest or dividends, or the IRS has notified me
                                      that I am no longer subject to backup withholding.

                                      Certificate instructions-- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                      SIGNATURE____________________________________        DATE______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF SERIES B NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 20 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


____________________________________                   _________________________
             Signature                                            Date

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

      1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SERIES A NOTES. The certificates for the tendered Series A Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Series A Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Series A Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Series A Notes should be sent to the Company.

      Holders who wish to tender their Series A Notes and (i) whose Series A Notes are not immediately available or (ii) who cannot deliver their Series A Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Series A Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Series A Notes, the certificate number or numbers of such Series A Notes and the principal amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Series A Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Series A Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Exchange Offers -- Guaranteed Delivery Procedures." Any Holder of Series A Notes who wishes to tender his Series A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Series A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series A Notes not properly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Series A Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

      2. PARTIAL TENDERS. Tenders of Series A Notes will be accepted in all denominations of $1,000 principal amount and integral multiples in excess thereof. If less than the entire principal amount of any Series A Note is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Series A Notes Tendered." The entire principal amount of Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Series A Notes is not tendered, Series A Notes for the principal amount of Series A Notes not tendered and a certificate or certificates representing Series B Notes issued in exchange for any Series A Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Series A Notes are accepted for exchange.

      3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Series A Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Series A Notes without alteration, enlargement or any change whatsoever.

      If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Series A Notes tendered and the certificate(s) for Series B Notes issued in exchange therefor is to be issued (or any untendered principal amount of Series A Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Series A Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Series A Notes tendered or transmit a properly completed separate bond power, as appropriate, with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

      If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Series A Notes listed, such Series A Notes must be endorsed or accompanied by appropriate bond powers, as appropriate, signed as the name of the registered Holder(s) appears on the Series A Notes.

      If this Letter of Transmittal (or facsimile hereof) or any Series A Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or other acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to of their authority so to act must be submitted with this Letter of Transmittal.

      Endorsements on Series A Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Series A Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Series A Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

      4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which Series B Notes or substitute Series A Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Series A Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

      5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Series A Notes pursuant to the Exchange Offer. If, however, certificates representing Series B Notes or Series

A Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Series A Notes tendered hereby, or if tendered Series A Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Series A Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

      Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Series A Notes listed in this Letter of Transmittal.

      6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Series A Notes tendered.

      7. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any tendering Holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

      8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus and herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          (DO NOT WRITE IN SPACE BELOW)

===============================================================================================================
      Certificate Surrendered              Series A Notes Tendered              Series A Notes Accepted
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

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Delivery Prepared By_________________       Checked By________________          Date__________________

===============================================================================================================

                            IMPORTANT TAX INFORMATION

Under federal income tax laws, a Holder whose tendered Series A Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. For example, if such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Series A Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Series A Notes. If the Series A Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                  The Exchange Agent for the Exchange Offer is:


                        IBJ SCHRODER BANK & TRUST COMPANY


           By Express:                                  By Mail:                                  By Hand:
                                          (insured or registered recommended)
IBJ Schroder Bank & Trust Company          IBJ Schroder Bank & Trust Company          IBJ Schroder Bank & Trust Company
        One State Street                              P.O. Box 84                             One State Street
       New York, NY 10004                        Bowling Green Station                       New York, NY 10004
Attn: Securities Processing Window,             New York, NY 10274-0084              Attn: Securities Processing Window,
      Subcellar One (SC-1)             Attn: Reorganization Operations Department           Subcellar One (SC-1)

                                                       FACSIMILE
                                                     (212) 858-2611
                                                       TELEPHONE
                                                     (212) 858-2103